SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2002

August Technology Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-30637 (Commission File Number)	41-1729485 (IRS Employer Identification No.)

4900 West 78th Street
Bloomington, MN 55435
(Address of Principal Executive Offices and Zip Code)

952-820-0080
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

     On August 14, 2002, Jeff L. O’Dell, Chief Executive Officer, and Scott A. Gabbard, acting Chief Financial Officer and Vice President, Finance, of August Technology Corporation (the “Company”) each submitted correspondence to the Securities and Exchange Commission (the “SEC”) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifying that:

     (1)  The Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation on Incorporation by Reference.

     Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGUST TECHNOLOGY CORPORATION

By: /s/ Jeff L. O’Dell

Date: August 14, 2002	Jeff L. O’Dell Chief Executive Officer